                                                                   EXHIBIT 10.72

                            TOWER REALTY TRUST, INC.
                                       AND
                           THE INVESTORS NAMED HEREIN




                            STOCK PURCHASE AGREEMENT




                         Dated as of September 19, 1997






                                   $10,000,000
                                       of
                                  Common Stock

                                TABLE OF CONTENTS
                                                                         Page

SECTION 1  AUTHORIZATION OF COMMON STOCK....................................1

SECTION 2  ISSUANCE OF COMMON STOCK.........................................1
         2.1        Purchase and Sale of Common Stock.......................1
         2.2        Purchase Price..........................................1
         2.3        Transfer Taxes..........................................2
         2.4        Rights of Holders.......................................2
         2.5        Lockup..................................................2

SECTION 3  THE CLOSING......................................................2

SECTION 4  REPRESENTATIONS OF THE COMPANY...................................2
         4.1        Organization............................................2
         4.2        Authorization...........................................3
         4.3        Enforceable Obligations.................................3
         4.4        Issuance of Securities..................................3

SECTION 5  REPRESENTATIONS AND WARRANTIES OF THE INVESTOR...................3
         5.1        Authorization...........................................3
         5.2        Purchase Entirely for Own Account.......................4
         5.3        Accredited Investor.....................................4
         5.4        Other Representations and Warranties....................4

SECTION 6           CONDITIONS TO THE OBLIGATIONS OF THE INVESTOR...........5

SECTION 7           CONDITION TO THE OBLIGATIONS OF THE COMPANY.............7

SECTION 8           TRANSFERS...............................................7
         8.1        Limitations on Transfer.................................7
                    -----------------------
         8.2        Legends.................................................7
                    -------
         8.3        Rule 144A Information...................................7
                    ---------------------

SECTION 9           MISCELLANEOUS...........................................8
         9.1        Confidentiality.........................................8
                    ---------------
         9.2        Brokers.................................................8
                    -------
         9.3        Entire Agreement........................................8
                    ----------------
         9.4        Amendments and Waivers..................................8
                    ----------------------
         9.5        Time....................................................9
                    ----
         9.6        Section Headings........................................9
                    ----------------
         9.7        Notices.................................................9
                    -------
         9.8        Counterparts............................................9
                    ------------
         9.9        Governing Law...........................................9
                    -------------
         9.10       Consent to Jurisdiction.................................9
                    -----------------------
         9.11       Definitions.............................................9
                    -----------
         9.12       Assignments............................................12
                    -----------

                                INDEX OF EXHIBITS


Exhibit A             Certificate of Incorporation of Tower Realty Trust, Inc.
Exhibit B             Form of Registration Rights Agreement
Exhibit C             Form of Lock-Up Agreement

                  This STOCK PURCHASE AGREEMENT (this "Agreement") is made as of September 19, 1997 among TOWER REALTY TRUST, INC., a Maryland corporation with its principal place of business located at 120 West 45th Street, New York, New York 10036 (the "Company"), as issuer, and Carlyle Realty Partners, L.P., a Delaware limited partnership ("Realty"), Carlyle Realty Qualified Partners, L.P., a Delaware limited partnership ("Realty Qualified"), Carlyle Realty Partners Sunrise, L.P., a Delaware limited partnership ("Sunrise") and Carlyle Realty Coinvestment, L.P., a Delaware limited partnership ("Coinvestment"; each of Realty, Realty Qualified, Sunrise and Coinvestment being referred to herein as an "Investor" and collectively as the "Investors"), each of which has its principal place of business located at c/o Carlyle Realty, L.P., 1001 Pennsylvania Avenue, N.W., Suite 220 South, Washington, D.C. 20004-2505. The definitions of certain capitalized terms used herein are set forth in Section 9.11.


                  In consideration of the mutual promises and agreements contained herein, the parties hereto agree as follows:

SECTION 1  AUTHORIZATION OF COMMON STOCK.

                  On or prior to the Closing Date, the Company shall amend its certificate of incorporation, a copy of which is attached as Exhibit A (the "Certificate of Incorporation"), to increase its authorized capitalization from 1,000 shares of Common Stock to Two Hundred Fifty Million (250,000,000) shares of Common Stock.


SECTION 2  ISSUANCE OF COMMON STOCK.

         2.1 Purchase and Sale of Common Stock. Subject to the terms and conditions of this Agreement, the Company will issue and sell to the Investors, and the Investors will purchase at the Closing, the number of shares of Common Stock determined by dividing $10,000,000 by the price per share at which shares of the Company's Common Stock are offered to the public in the Initial Public Offering. The allocation of the number of shares of Common Stock to be purchased by each Investor shall be determined by the Investors and notified to the Company within 15 Business Days following the date hereof and in no event later than 5 Business Days prior to the Closing Date (defined in Section 3).

         2.2 Purchase Price. The purchase price for each share of Common Stock to be purchased by the Investors shall be equal to the price per share at which shares of the Company's Common Stock are offered to the public in the Initial Public Offering. The aggregate purchase price (the "Purchase Price") for shares purchased pursuant to this Agreement is Ten Million ($10,000,000) Dollars.

         2.3 Transfer Taxes. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of any of the shares of Common Stock to be acquired by the Investors.

         2.4 Rights of Holders. The Common Stock to be acquired by the Investors shall have the rights, restrictions, privileges and preferences set forth in the Certificate of Incorporation, as the same may be amended by any amendment thereto. In addition, holders of the shares of Common Stock to be issued to the Investors pursuant to the terms of this Agreement (or any transferee of the Investors) will have the registration rights set forth in the Registration Rights Agreement substantially in the form attached hereto as Exhibit B.

         2.5 Lock-up. The Investors will enter into an agreement substantially in the form attached hereto as Exhibit C (the "Lock-up Agreement") with the underwriters for the Initial Public Offering agreeing not to sell or transfer any shares of Common Stock acquired by the Investors hereunder for one year from the Closing Date except as permitted by such agreement (the "Lock-up Period"). Notwithstanding the terms set forth in Exhibit C, the Lock-up Agreement entered into by the Investors shall provide for substantially similar restrictions on transfer as those set forth in the MSAM Lock-up Agreement (as defined in Section 6 (f)).


SECTION 3  THE CLOSING.

                  The closing (the "Closing") of the purchase and sale of the Common Stock contemplated by this Agreement shall take place at the same location, on the same date and at the same time as the closing of the Initial Public Offering. The Company will deliver to the Investors at least three (3) Business Days prior to the date of the closing of the Initial Public Offering a notice specifying the place, date, and time of such closing. The date of the Closing is hereinafter referred to as the "Closing Date". At the Closing, the Company shall deliver to the Investors one or more certificates representing the number of shares of Common Stock being purchased, registered in the names and share amounts previously notified in writing by the Investors to the Company, against payment to the Company of the Purchase Price, by wire transfer, check or other method acceptable to the Company. The Company agrees to make available to the Investors for inspection not less than two (2) Business Days prior to the Closing, the certificates representing the shares of Common Stock to be acquired by the Investors. If on the Closing Date any of the conditions specified in
Section 6 shall have not been fulfilled, each Investor shall, at its election, be relieved of all of its obligations under this Agreement to purchase the Common Stock without thereby waiving any other rights it may have by reason of such failure or such nonfulfillment.


SECTION 4  REPRESENTATIONS OF THE COMPANY.

         The Company represents and warrants to each Investor as follows:

         4.1 Organization. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation with all requisite power and authority, and all necessary licenses and permits, to own and lease its properties and assets and to conduct its business as presently conducted and as proposed to be conducted by it. The Company is duly qualified to do business and is in good standing in all states where the conduct of its business or the ownership or leasing of property requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect.

         4.2 Authorization. The Company has the right, power and authority to execute, deliver and perform this Agreement and the Registration Rights Agreement. The Company has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the Registration Rights Agreement and to perform its obligations contemplated hereunder and thereunder.

         4.3 Enforceable Obligations. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company and are its legal, valid and binding obligations, enforceable against it in accordance with their terms except as such enforceability may be limited under (i) applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally, and (ii) general principles of equity.

         4.4 Issuance of Securities. The issuance and delivery of the shares of Common Stock issuable to such Investor on the Closing Date have been duly authorized by all necessary corporate action on the part of the Company, except for the filing of the amendment to the Certificate of Incorporation contemplated under Section 1. The shares of Common Stock issuable to the Investor on the Closing Date, when issued as contemplated hereunder, will be duly and validly authorized and issued, and fully paid and non-assessable and free and clear of any liens, claims or encumbrances except as contemplated hereby.

         4.5 Material Misstatements. The Company's registration statement on Form S-11 (the "Registration Statement") prepared and filed in connection with the Initial Public Offering as of the date of effectiveness of the Registration Statement does not, and the prospectus included in the Registration Statement as of its date, does not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


SECTION 5  REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

         Each Investor hereby represents and warrants that:

         5.1 Authorization. Each Investor has full power and authority to enter into this Agreement and this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except as such enforceability may be limited under (i) applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally, and (ii) general principles of equity.

         5.2 Purchase Entirely for Own Account. The Common Stock to be acquired by each Investor will be acquired for investment for Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

         5.3 Accredited Investor. As of the Closing, the Investor will be an "institutional accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) of Regulation D, under the Securities Act, as presently in effect.

         5.4      Other Representations and Warranties.

                  (a) The Investor, by reason of its business and financial experience:

                           (i) has such knowledge sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of and of making an informed investment decision with respect to an investment in the Common Stock;

                           (ii) is capable of protecting its own interest or has engaged representatives or advisors to assist it in protecting its interests; and

                           (iii) is capable of bearing the economic risk of such investment.

                  (b)      (i)      The Investor understands that an investment
in the Company involves substantial risks.

                           (ii)     The Investor has been given the opportunity
to make an investigation of the proposed activities of the Company.

                           (iii)    The Investor has been afforded the
opportunity to obtain any additional information requested by it.

                           (iv)     The Investor has had an opportunity to ask
questions of and receive answers from representatives of the Company concerning the Company and its proposed activities and the terms and conditions of an investment in the Common Stock.

                  (c) The Investor was not formed for the specific purpose of acquiring an interest in the Company.

                  (d)      The Investor acknowledges that:

                           (i) the Common Stock to be issued to the Investor has not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and such Common Stock will bear a legend to such effect;

                           (ii) the Company's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Investor contained herein;

                           (iii) the Common Stock to be issued to the Investor may not be resold or otherwise distributed unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available;

                           (iv) there is no public market for the Common Stock; and

                           (v) other than as set forth in this Agreement and the Registration Rights Agreement, the Company has no obligation or intention to register the Investor's Common Stock under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws.

                  (e) Carlyle Realty, L.P. is a Delaware limited partnership (the "General Partner") and the sole general partner of each of the Investors. The General Partner on behalf of each of the Investors has the authority to make and has made the investment decision to purchase the Shares of Common Stock offered under this Agreement.


SECTION 6         CONDITIONS TO THE OBLIGATIONS OF THE INVESTORS.

                  The obligation of the Investors to purchase the Common Stock at the Closing is subject to the satisfaction of each of the following conditions on or before the Closing Date:

                  (a) Accuracy of Representations and Warranties. Each representation and warranty contained in Section 4 shall be true and correct in all material respects on and as of such Closing Date with the same effect as though such representation and warranty had been made on and as of such date.

                  (b) Performance. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

                  (c) Documents. The Company shall have delivered to the Investors the following:

                           (i) Certificates representing the number of shares of Common Stock to be purchased by the Investors at the Closing;

                           (ii) A copy of the Certificate of Incorporation, together with all amendments thereto, of the Company certified by the Secretary of State of the State of Maryland;

                           (iii) A certificate duly executed on behalf of the Company by its Secretary or an Assistant Secretary certifying as to the incumbency and signatures of the each officer of the Company authorized to execute and deliver the documents and instruments required to be delivered by the Company in connection with this Agreement and the Registration Rights Agreement and to which is attached copies, certified to be true, correct and complete and in full force and effect of (A) the by-laws of the Company and (B) the resolutions of the Board of Directors of the Company adopted in connection with the Initial Public Offering, including, without limitation, those resolutions authorizing an amendment to the Certificate of Incorporation to increase the authorized capital stock of the Company;

                           (iv) A certificate duly executed by the Chief Executive Officer of the Company certifying as of the Closing Date as to each of the matters set forth in Section 6 (a) and (b);

                           (v) Good Standing Certificate for the Company from the Secretary of State of its jurisdiction of formation and each other jurisdiction in which it is required to be qualified to conduct business; and

                           (vi) A copy of the Company's registration statement on Form S-11, as declared effective by the Securities and Exchange Commission (the "Commission"), a copy of the Company's final prospectus used in connection with the Initial Public Offering, a fully executed copy of the underwriting agreement entered into by the Company with the underwriters for the Initial Public Offering, and a copy of all closing documents delivered under such underwriting agreement at the closing of the Initial Public Offering.

                  (d) Initial Public Offering. The closing of the Initial Public Offering and the transactions contemplated by the Consent shall have occurred.

                  (e) Legal Opinion. The Investors shall have received from counsel for the Company, an opinion dated the Closing Date opining to such matters described in Section 4.4. In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. Such opinion may include customary and reasonable assumptions and qualifications that are acceptable to the Investors and their counsel.

                  (f) Lock-up Release The Company shall cause the underwriters of the Initial Public Offering to deliver a letter addressed to the Investors at or prior to the Closing that will provide, in pertinent part, that, in the event such underwriters release those certain investment funds advised by Morgan Stanley Asset Management Inc. ("MSAM") from the restrictions on transfer set forth in the one-year lock-up agreement (the "MSAM Lock-up Agreement") entered into by MSAM on behalf of such investors with respect to the Common Stock held by such investors on the date of the Closing of the Initial Public Offering hereof, then the Investors shall be immediately released from the restrictions on transfer set forth in the Lock-up Agreement.


SECTION 7         CONDITION TO THE OBLIGATIONS OF THE COMPANY.

                  The obligations of the Company under Section 3.1 of this Agreement are subject to the condition that (i) the Company receives the purchase price for the Common Stock purchased pursuant to this Agreement and
(ii) the representations and warranties of the Investors contained in Section 5 shall be true and correct in all material respects on and as of the applicable Closing Date with the same effect as though such representations and warranties had been made on and as of that date.


SECTION 8         TRANSFERS.

         8.1 Limitations on Transfer. Each Investor agrees not to transfer all or a portion of the Common Stock acquired pursuant to the terms of this Agreement until after the Lock-up Period except as permitted by the Lock-Up Agreement, and will transfer such Common Stock thereafter, only if such Common Stock has first been registered under the Securities Act or such transfer is made pursuant to an available exemption from such registration.

         8.2 Legends. It is understood that the certificates evidencing the Common Stock acquired by each Investor under the terms of this Agreement shall bear a legend referencing the ownership limitation set forth in the Certificate of Incorporation, required by the Maryland General Corporation law and shall also bear the following legend:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state, and neither the securities nor any interest therein may be sold, transferred, pledged or otherwise disposed of in the absence of such registration or an exemption therefrom."

         The foregoing legend shall be removed from the certificates representing any Common Stock, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act or have been registered under the Securities Act.

         8.3 Rule 144A Information. The Company shall, at all times during which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the written request of any Investor, provide in writing to such Investor and to any prospective transferee of any Common Stock held by the Investor, the information concerning the Company described in Rule 144A(d)(4) under the Securities Act.


SECTION 9         MISCELLANEOUS.

         9.1 Confidentiality. (a) Each Investor agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information, including the Company's plan to conduct an Initial Public Offering, which the Investor may obtain from the Company pursuant to financial statements, reports and other materials disclosed by the Company in connection with this Agreement, or pursuant to visitation or inspection rights granted to the Investor, unless such information is known, or until such information becomes known, to the public; provided, however, that the Investor may disclose such information (i) to its directors, officers, attorneys, accountants, consultants, investment and financing sources, and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any Affiliate of the Investor or (iii) as required by applicable law or regulation, court or administrative order, or any listing or trading agreement concerning the Company.

                  (b) The Company agrees that it will keep confidential and not disclose or divulge the terms of this Agreement and the Registration Rights Agreement to any other Person; provided, however, that the Company may disclose such terms (i) to the officers and directors of the Company, or its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with this Agreement or the Initial Public Offering or (ii) as required by applicable law or regulation, court or administrative order, or any listing or trading agreement concerning the Company, including in connection with the Initial Public Offering.

         9.2 Brokers. The Company and each Investor each (i) represents and warrants to the other party hereto that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (ii) will indemnify and save the other party harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this

Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

         9.3 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

         9.4 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and each Investor. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         9.5      Time.  Time shall be of the essence in this Agreement.

         9.6 Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

         9.7 Notices. All notices or other communications given or made hereunder shall be in writing and shall be deemed effectively given on the date of delivery or refusal, if delivered personally or delivered by certified mail return receipt requested, to the parties at the addresses set forth on the signature pages of this Agreement, or at such other place as the parties may designate by written notice from time to time.

         9.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one Agreement.

         9.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         9.10 Consent to Jurisdiction. Each of the Company and the Investors irrevocably submits to the exclusive jurisdiction of (i) the Supreme Court of the State of New York located in New York County, City of New York and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding relating to this Agreement and the Registration Rights Agreement or any of the transactions contemplated hereby or thereby. Each of the Company and the Investors agrees to commence any action, suit or proceeding relating hereto either in the United States District Court for the Southern District of New York or, if such suit, action or proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York located in New York County, City of New York. Each of the Company and the Investors irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding relating to this Agreement and the Registration Rights Agreement and any of the transactions contemplated hereby or thereby in (i) the Supreme Court of the State of New York located in New York County, City of New York or (ii) the United States District Court for the Southern District of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         9.11     Definitions.

                  (a) As used in this Agreement, the following terms shall have the meaning specified below:

         "Affiliate" of any Person means (i) any person that, directly or indirectly, is in Control of, is Controlled by, or is under common Control with such person or (ii) any person who is a director or officer (A) of such person,
(B) of any subsidiary of such person or (C) of any person described in clause
(i) above.

         "Agreement" is defined in the preamble.

         "Bankruptcy Law" means Title 11, of the United States Code, or any similar federal or state law for the relief of debtors.

         "Business Day" means each day other than a Saturday, a Sunday or any other day on which banking institutions in the State of New York (or such other location as the Company shall notify the Investors is its principal place of business) are authorized or obligated by law or executive order to be closed.

         "Certificate of Incorporation" is defined in Section 1.

         "Closing" is defined in Section 3.

         "Closing Date" is defined in Section 3.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the Company's common stock, $0.01 par value.

         "Company" is defined in the preamble.

         "Consent" means that Consent of Partner, dated September 19, 1997, executed and delivered by 2800 Feldman, Inc. and Carlyle-North Central Partners, L.P. regarding the transfer of interests in 2800 Associates, L.P., a Delaware limited partnership.

         "Control" means the power, direct or indirect, to direct or cause the direction of the management and policies of a Person whether by contract or otherwise; and the terms "Controlling" and "Controlled" have meanings correlative to the foregoing.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "GAAP" means U.S. generally accepted accounting principles.

         "Initial Public Offering" means the initial public offering of Common Stock by the Company proposed to be lead managed by Merrill Lynch.

         "Investor" is defined in the preamble.

         "Lock-up Period" is defined in Section 2.5.

         "Material Adverse Effect" means any (i) adverse effect whatsoever upon the validity or enforceability of this Agreement or the Registration Rights Agreement or any of the transactions contemplated hereby or thereby or (ii) material adverse effect upon the properties, business, prospects or condition (financial or otherwise) of the Company.

         "Merrill Lynch" means Merrill Lynch, Pierce, Fenner & Smith
Incorporated.

         "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "Purchase Price" is defined in Section 2.2.

         "Registration Rights Agreement" means the Registration Rights Agreement, in substantially the form attached as Exhibit B, to be entered into among the Company and the Investor.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Underwriting Agreement" means the underwriting agreement entered into by the Company with its underwriters, including Merrill Lynch, in connection with the Company's Initial Public Offering.

         (b) In this Agreement the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments shall be deemed to include all amendments thereto or changes therein entered into in accordance with their respective terms but only to the extent to which such amendments or changes are not prohibited by the terms of this Agreement; references to persons include their permitted successors and assigns; "including" means 'including, without limitation'; "or" is not exclusive; "day" means a calendar day unless otherwise specified; and an accounting term not otherwise defined has the meaning assigned to it, and all determinations involving any such term required to be made herein shall be made, in accordance with GAAP.

         (c) For purposes of Section 4 of this Agreement, references to the knowledge of the Company shall be limited to the knowledge of each of Lawrence Feldman, Ruben Friedberg, Robert Cox, Joseph Kasman, Clifford Stein and Scott Jensen.

         9.12 Assignments. This Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement may not be assigned without the prior written consent of the other party, provided however, an Investor may assign this Agreement to any entity Controlled by the Investor upon 5 Business Days prior written notice to the Company, provided that such assignee becomes a party to this Agreement and complies with each representation and warranty herein including, without limitation, Section 5.4.


         [The remainder of this page has been intentionally left blank]

                  IN WITNESS WHEREOF, this Purchase Agreement has been executed this 19th day of September, 1997.


                       ISSUER:

                       TOWER REALTY TRUST, INC.

                       By:       /s/Lawrence H. Feldman
                                ------------------------------
                       Name:     Lawrence H. Feldman
                       Title:    Chairman, Chief Executive Officer and President
                       Address:  120 West 45th Street 24th Floor
                                 New York, New York 10036


                       INVESTORS:
                       CARLYLE REALTY PARTNERS, L.P.,

                       By: Carlyle Realty, L.P., its general partner

                       By: DBD Investors III, L.L.C., its general partner

                       By: /s/ Dan A. D'Aniello
                           --------------------
                       Name:     Dan A. D'Aniello
                       Title:    Managing Director
                       Address:  1001 Pennsylvania Ave., N.W.
                                 Suite 220, South
                                 Washington, DC 20004-2505


                       CARLYLE REALTY QUALIFIED PARTNERS, L.P.,

                       By: Carlyle Realty, L.P., its general partner

                       By: DBD Investors III, L.L.C., its general partner
                       By: /s/ Dan A. D'Aniello
                           --------------------
                       Name:     Dan A. D'Aniello
                       Title:    Managing Director
                       Address:  1001 Pennsylvania Ave., N.W.
                                 Suite 220 South
                                 Washington, DC 20004-2505

                 CARLYLE REALTY PARTNERS SUNRISE, L.P.,

                 By:  Carlyle Realty, L.P., its general partner

                 By:  DBD Investors III, L.L.C., its general partner

                 By:/s/ Dan A. D'Aniello
                   ---------------------
                 Name:Dan A. D'Aniello
                 Title:Managing Director
                 Address:1001 Pennsylvania Ave, N.W.
                         Suite 220 South
                         Washington D.C. 20004-2505

                 CARLYLE REALTY COINVESTMENT, L.P.,

                 By:  Carlyle Realty, L.P., its general partner

                 By: DBD Investors III, L.L.C., its general partner By:/s/ Dan A. D'Aniello
                   ----------------------
                 Name: Dan A. D'Aniello
                 Title:Managing Director
                 Address:1001 Pennsylvania Ave, N.W.
                         Suite 220 South
                         Washington D.C. 20004-2505

                 Payment Instructions:

                                   EXHIBIT A

                               STATE OF MARYLAND
                                                              515755

                              STATE DEPARTMENT OF
                            ASSESSMENTS AND TAXATION
               301 WEST PRESTON STREET BALTIMORE, MARYLAND 21201




                                                            DATE: MARCH 21, 1997


        THIS IS TO ADVISE YOU THAT THE ARTICLES OF INCORPORATION FOR TOWER REALTY TRUST, INC.
WERE RECEIVED AND APPROVED FOR RECORD ON MARCH 21, 1997 AT 10:04 AM.




FEE PAID:       99.00


[SEAL]                                  WILLIAM B MARKER
                                        CHARTER SPECIALIST

                           ARTICLES OF INCORPORATION
                                       OF
                            TOWER REALTY TRUST, INC.


THIS IS TO CERTIFY THAT:

     FIRST: The undersigned, Tracy A. Bacigalupo, whose address is c/o Ballard Spahr Andrews & Ingersoll, 300 East Lombard Street, Baltimore, Maryland 21202, being at least eighteen (18) years of age, does hereby form a corporation under the general laws of the State of Maryland.


     SECOND: The name of the corporation (which is hereinafter called the "Corporation") is:

                            Tower Realty Trust, Inc.

     THIRD: The Corporation is formed for the purpose of carrying on any lawful business. Subject to, and not in limitation of the preceding sentence, the Corporation intends to engage in business as a real estate investment trust (a "REIT") qualifying as such under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code").

     FOURTH: The address of the principal office of the Corporation in this State is c/o Ballard Spahr Andrews & Ingersoll, 300 East Lombard Street, Baltimore, Maryland 21202, Attention: Tracy A. Bacigalupo, Esq.

     FIFTH: The name of the resident agent of the Corporation is Tracy A. Bacigalupo, Esq. c/o Ballard Spahr Andrews & Intersoll, 300 East Lombard Street, Baltimore, Maryland 21202. The resident agent is a citizen of and resides in the State of Maryland.

     SIXTH: The total number of shares of stock which the Corporation has authority to issue is 1,000 shares, par value $.01 per share, all of one class.

     SEVENTH: The Corporation shall have a Board of Directors consisting of two directors unless the number is increased or decreased in accordance with the Bylaws of the Corporation. At least one director of the Corporation shall be independent, as such term is defined below. However, the number of directors shall never be less than the minimum number required by the Maryland General Corporation Law. The initial directors are:

                                                             March 21, 1997

                                                          /s/Jacqueline C. James

                              Lawrence H. Feldman
                              Lester S. Garfinkel


A person qualifies as an "independent" director if such person (i) does not have any direct or material indirect economic interest in the Corporation, any affiliate of the Corporation or any person or entity with which the Corporation has any material contractual relationship; and (ii) does not have any connection to the Corporation or to any affiliate of the Corporation as an officer, director, employee, promoter, underwriter, trustee or person performing similar functions, and (iii) does not have any family relative that is a person covered by (i) or (ii).

        EIGHTH: (a) The Corporation reserves the right to make any amendment of the charter, now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in the charter, of any shares of outstanding stock.

                (b) The Board of Directors of the Corporation may authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in the Bylaws of the Corporation.

                (c) The Board of Directors of the Corporation may, by articles supplementary, classify or reclassify any unissued stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the stock.

                (d) It shall be the duty of the Board of Directors to use commercially reasonable efforts to ensure that the Corporation satisfies the requirements for qualification as a REIT under the Code, including, but not limited to, the Ownership of its outstanding stock, the nature of its assets, the sources of its income, and the amount and timing of its distribution to the Corporation's stockholders.

        NINTH: No holder of shares of stock of any class shall have any preemptive right to subscribe to or purchase any additional shares of any class, or any bonds or convertible securities of any nature; provided, however, that the Board of Directors may, in authorizing the issuance of shares of stock of any class, confer any preemptive right that the Board of Directors may deem advisable in connection with such issuance.

        TENTH: To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers, no director or officer of the Corporation shall be liable to the Corporation or any of its stockholders for money damages. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the charter or Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                ELEVENTH: The affirmative vote of the Corporation's independent director will be required for the approval of any of the following actions by or with respect to the Corporation or any corporation, limited liability company, partnership or trust, the majority of the shares or other legal or beneficial interests of which are held by the Corporation, of which the Corporation is a managing member, general partner or trustee, or of which the Corporation has the right to elect, designate or appoint a majority of the directors, managers or trustees (each, a "Subsidiary"):

                (a) filing or consenting to the filing of a bankruptcy petition;

                (b) otherwise instituting or causing the Company or such Subsidiary to acquiesce in the institution of an insolvency proceeding;

                (c) dissolving, liquidating, consolidating, merging or selling all or substantially all of its assets; or

                (d) amending these Articles of Incorporation or the articles of incorporation, limited liability company agreement, partnership agreement or trust agreement of any Subsidiary.

The independent director will have a fiduciary duty to creditors and will be required to consider the interests of creditors in connection with any decision or action with respect to any of the foregoing actions.

                IN WITNESS WHEREOF, I have signed these Articles of Incorporation and acknowledge the same to be my act on this 21st day of March, 1997.


                                        /s/ Tracy A. Bacigalupo
                                        ---------------------------------------
                                        Tracy A. Bacigalupo

              [DEPARTMENT OF ASSESSMENTS AND TAXATION LETTERHEAD]

Charter Division

-----------------------------------------------------------------------------

DOCUMENT CODE 023.J.        BUSINESS CODE 03                COUNTY 74
              ------                      ---                      ---

#                       P.A.    Religious       Close   X Stock      Nonstock
 ----------------  -----     ---            ----      ---        ----

Merging                                                   Surviving
(Transferor)                                              (Transferee)
            ----------------------                                     ----------------------
----------------------------------                         ----------------------------------
----------------------------------                         ----------------------------------
----------------------------------                         ----------------------------------

CODE    AMOUNT  FEE REMITTED

10      50      Expedited Fee                             (New Name)
        -----                                                       ------------------------
61      20      Rec. Fee (Arts. of Inc.)                   ---------------------------------
        -----                                              ---------------------------------
20      20      Organ. & Capitalization
        -----
62              Rec. Fee (Amendment)
        -----
63              Rec. Fee (Merger, Consol.)
        -----
64              Rec. Fee (Transfer)
        -----
66              Rec. Fee (Revival)                            Change of Name
        -----                                             ----
65              Rec. fee (Dissolution)                         Change of Principal Office
        -----                                             ----
75              Special Fee                                    Change of Resident Agent
        -----                                             ----
73              Certificate of Conveyance                      Change of Resident Agent
        -----                                             ---- Address
                -------------------------                 ---- Resignation of Resident Agent
                -------------------------                      Designation of Resident Agent
                -------------------------                 ---- and Resident Agent's Address
21              Recordation Tax
        -----                                                  Change of Business Code
22              State Transfer Tax                        ----
        -----                                                  -------------------------
23              Local Transfer Tax                             Adoption of Assumed Name
        -----                                             ----
70              Change of P.O., R.A. or R.A.A.                 -------------------------
        -----                                                  -------------------------
31                    Corp. Good Standing                      -------------------------
        -----
600                                     Returns
------------------------------------------------------
52              Foreign Qualification
        -----
NA              Foreign Registration                           Other Change(s)
        -----                                             ----                ----------
51              Foreign Name Registration                      -------------------------
        -----                                                  -------------------------
53              Foreign Resolution
        -----
54              For. Supplemental Cert.                     CODE 193
        -----                                                    ------------------
56              Penalty
        -----
50              Cert. of Qual. or Reg.
------------------------------------------------------
83              Cert. Limited Partnership
        -----                                               ATTENTION: ARC
84              Amendment to Limited Partnership                      -----------------
        -----                                               ---------------------------
85              Termination of Limited Partnership          ---------------------------
        -----
80              For. Limited Partnership
        -----
91              Amend/Cancellation, For. Limited Part.
        -----
87                         Limited Part. Good Standing
------------------------------------------------------
67              Cert. Limited Liability Partnership         MAIL TO ADDRESS:
        -----                                                               ----------
68              LLP Amendment - Domestic                    --------------------------
        -----                                               --------------------------
69              Foreign Limited Liability Partnership       --------------------------
        -----                                               --------------------------
74              LLP Amendment - Foreign
------------------------------------------------------
99              Art. of Organization (LLC)
        -----
98              LLC Amend. Diss, Continuation
        -----
97              LLC Cancellation.
        -----
96              Registration Foreign LLC
        -----
94              Foreign LLC Supplemental
        -----
92                           LLC Good Standing (short)
------------------------------------------------------
13      9       1   Certified Copy    3
        -----   ---               --------------------
                Other
--      -----        ---------------------------------       NOTE:
TOTAL
FEES    99              Credit Card
        -----      -----
                     X   Check      Cash
                   -----        ----
        Documents on            checks
-------              -----------
                                                                CERTIFIED COPY MADE
APPROVED BY: WM
             ----


                            TELEPHONE (410) 767-1350
         ROOM 809 - 301 WEST PRESTON STREET - BALTIMORE, MARYLAND 21201
              MRS (MARYLAND RELAY SERVICE) 1-800-735-2258 TT/VOICE
                               FAX(410) 333-7097

                                   EXHIBIT B

                                     FORM OF

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of _______ __, 1997 by and among Tower Realty Trust, Inc., a Maryland corporation which operates as a real estate investment trust (the "COMPANY"), and Carlyle Realty Partners, L.P., a Delaware limited partnership ("REALTY"), Carlyle Realty Qualified Partners, L.P., a Delaware limited partnership ("REALTY QUALIFIED"), Carlyle Realty Partners Sunrise, L.P., a Delaware limited partnership ("SUNRISE") and Carlyle Realty Coinvestment, L.P., a Delaware limited partnership ("COINVESTMENT") (Realty, Realty Qualified, Sunrise and Coinvestment, together, the "HOLDERS" and each a "HOLDER").

         WHEREAS, the Company has agreed to issue Common Stock (as defined below) to the Holder and to grant to the Holders the registration rights set forth in Section 2 hereof.

         NOW, THEREFORE, the parties hereto, in consideration of ten dollars ($10.00), the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:

I        Definitions.

         As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "COMMON STOCK" shall mean shares of common stock, par value $0.01 per share, of the Company.

         "COMPANY" shall have the meaning set forth in the Preamble and also shall include the Company's successors.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "HOLDER" or "HOLDERS" shall have the meaning set forth in the Preamble.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "PERSON" shall mean an individual, partnership, corporation, limited liability company, trust, estate, or unincorporated organization, or other entity, or a government or agency or political subdivision thereof.

         "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

         "REGISTRABLE SECURITIES" shall mean the Securities, excluding

                  (i) Securities for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been disposed of under such Registration Statement or

                  (ii) Securities sold or eligible for sale pursuant to Rule 144(k).

         "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation:

                  (i) all SEC, stock exchange or NASD registration and filing fees;

                  (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualification of any of the Registrable Securities and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD;

                  (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, as well as any other similar internal costs and expenses;

                  (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to Article III, Section (xii) hereof;

                  (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance; and

                  (vi) the reasonable fees and disbursements of counsel representing the selling Holders in an amount not to exceed $5,000.

Registration Expenses shall specifically exclude underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a selling Holder, all of which shall be borne by such Holder in all cases.

         "REGISTRATION STATEMENT" or "SHELF REGISTRATION STATEMENT" shall mean a "shelf" registration statement of the Company and any other Person required to be a registrant with respect to such shelf registration statement pursuant to the requirements of the Securities Act which covers the issuance or resale of the Registrable Securities on Form S-3 or otherwise under Rule 415 promulgated under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

         "RULE 144" shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, and any successor rule or regulation under the Securities Act.

         "SEC" shall mean the Securities and Exchange Commission.

         "SECURITIES" shall have the meaning set forth in the Preamble.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time, and any successor Act.

         "SHELF REGISTRATION" shall mean a registration required to be effected pursuant to Section 2 hereof.

II       Shelf Registration Under the Securities Act.

         2.1      Filing of Shelf Registration Statement.

                  (i) Within 15 days after the first anniversary date of the date hereof, the Company shall cause to be filed a Shelf Registration Statement providing for the sale by the Holders of the Registrable Securities so that the same shall be effective on the thirtieth (30th) day after such first anniversary date of the dated hereof and, in all events, will use its reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as practicable.

                  (ii) The Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective for a period expiring on the date on which all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or have become eligible for sale pursuant to Rule 144(k) and all legends have been removed and, subject to Article III hereof, further agrees to supplement or amend the Shelf Registration Statement, if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration; provided, however, that the Company shall not be deemed to have used its reasonable efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in a selling Holder covered thereby not being able to sell such Registrable Securities during that period, unless the Company has filed a post-effective amendment to the Registration Statement and the SEC has not declared it effective.

                  (iii) Notwithstanding the foregoing, the Company shall not be required to file a Registration Statement or to keep a Registration Statement effective if the negotiation or consummation of a transaction is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential and the nondisclosure of which in the Registration Statement might cause the Registration Statement to fail to comply with applicable disclosure requirements; provided, however, that the Company may not delay, suspend or withdraw a Registration Statement for such reason for more than 60 days or more often than once during any period of 6 consecutive months.

                  (iv) The Company is not required to file a separate Registration Statement, but may file one Registration Statement covering the Registrable Securities together with other securities held by Persons other than the Holders.

         2.2      Expenses.

                  (i) The Company shall pay all Registration Expenses in connection with any registration pursuant to Article II.

                  (ii) The Holders shall pay all underwriting discounts, if any, sales commissions, and transfer taxes, if any, relating to the sale or disposition of any such Holder's Registrable Securities pursuant to the Shelf Registration Statement or Rule 144.

         2.3 Inclusion in Shelf Registration Statement. If any Holder does not, within 10 days after written receipt of a reasonable request by the Company for information required under the Securities Act and/or the rules or regulations promulgated thereunder in connection with the Shelf Registration Statement, provide such information to the Company, such Holder shall not be entitled to have its Registrable Securities included in the Shelf Registration Statement until such time as the Holder provides such information.

         2.4 Effect of Material Breach. In the event that the Company shall breach any of its material obligations hereunder in any respect, any Holder of Registrable Securities may demand that the Company file a registration statement covering such Holder's Registrable

Securities. The Company agrees to file such registration statement within 30 days after receipt of such demand and agrees to use its best efforts to procure the effectiveness of such registration statement within 30 days after filing. This right of the Holders is in addition to any other remedy at law or in equity.

III      Registration Procedures. (a) In connection with the obligations of the
Company with respect to the Registration Statement required to be filed pursuant to Article 2 hereof, the Company shall, to the extent applicable:

                  (i) Prepare and file with the SEC, within the time period set forth in Section 2 hereof, a Shelf Registration Statement, which Shelf Registration Statement

                           (A) shall be available for the sale of the
                  Registrable Securities in accordance with the intended method or methods of distribution by the selling Holder thereof, and

                           (B) shall comply as to form in all material respects
                  with the requirements of the applicable form of registration statement and include all financial statements required by the SEC to be filed therewith.

                  (ii) (A) Subject to Article III, Section (a)(ii)(B),

                                    (I) prepare and file with the SEC such
                           amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period;

                                    (II) cause each such Prospectus to be
                           supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act;

                                    (III) respond promptly to any comments
                           received from the SEC with respect to the Shelf Registration Statement, or any amendment, post-effective amendment or supplement relating thereto; and

                                    (IV) comply with the provisions of the
                           Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holder thereof.

                           (B) (I) Each Holder shall promptly provide to the Company such information as the Company reasonably requests in order to identify such

                           Holder and the method of distribution in a post-effective amendment to the Registration Statement or a supplement to the Prospectus.

                                    (II) The Holders also shall notify the
                           Company in writing upon completion of any offer or sale or at such time as such Holder no longer intends to make offers or sales under the Registration Statement.

                  (iii) Furnish to the Holders, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as the Holders may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of the Prospectus, including each preliminary Prospectus, by the Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus or the preliminary Prospectus.

                  (iv) Use its reasonable efforts to register or qualify the Registrable Securities by the time the applicable Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such jurisdictions as the Holders shall reasonably request in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to

                           (A) qualify generally to do business in any
                  jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Article III, Section (a)(iv),

                           (B) subject itself to taxation in any such
jurisdiction, or

                           (C) submit to the general service of process in any
such jurisdiction.

                  (v) Notify the Holders promptly and, if requested by any such Holder, confirm such notification in writing

                           (A) when a Registration Statement has become
                  effective and when any post-effective amendments and supplements thereto become effective,

                           (B) of the issuance by the SEC or any state
                  securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,

                           (C) if the Company receives any notification with
                  respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and

                           (D) of the happening of any event during the period a
                  Registration Statement is effective which is of a type specified in Article II, Section 2.1(iii) hereof or as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus), not misleading.

                  (vi) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.

                  (vii) Furnish to the Holders, without charge, at least one conformed copy of each Registration Statement and each post-effective amendment thereto (together with all documents incorporated therein by reference and all exhibits thereto).

                  (viii) (A) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend; and

                           (B) enable certificates for such Registrable
                  Securities to be issued for such numbers of shares of Common Stock and registered in such names as the Holder may reasonably request at least two business days prior to any sale of Registrable Securities.

                  (ix) Subject to Article II, Section 2.1(iii) hereof, upon the occurrence of any event contemplated by Article III, Section (a)(v)(D) hereof, use every reasonable effort promptly to prepare and file a supplement or prepare, file and obtain effectiveness of a post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, at the earliest possible moment as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (x) Make available for inspection by representatives of the Holders and any counsel or accountant retained by such Holders, all financial and other records, pertinent corporate documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, counsel or accountant in connection with a Registration Statement; provided, however, that such records, documents or information which the Company determines, in good faith, to be confidential and notifies such representatives, counsel or accountants in writing that such records, documents or information are confidential shall not be disclosed by such representatives, counsel or accountants unless

                           (A) the disclosure of such records, documents or
                  information is necessary to avoid or correct a material misstatement or omission in a Registration Statement,

                           (B) the release of such records, documents or
                  information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or

                           (C) such records, documents or information have been
                  generally made available to the public.

                  (xi) Within a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document (including all documents incorporated by reference therein) to the Holders.

                  (xii) Use its reasonable efforts to cause all Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                  (xiii) Provide a CUSIP number for all Registrable Securities, not later than the effective date of a Registration Statement.

                  (xiv) Otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder.

                  (xv) Use its reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable Holders to consummate the disposition of such Registrable Securities.

         (b) In connection with and as a condition to the Company's obligations with respect to the Registration Statement required to be filed pursuant to Section 2 hereof and this Section 3, each Holder agrees that

                  (i) it will not offer or sell its Registrable Securities under the Registration Statement until it has received copies of the supplemental or amended Prospectus contemplated by Article III, Section
         (a)(ii)(A) hereof and receives notice that any post-effective amendment (if required) has become effective, and

                  (ii) upon receipt of any notice from the Company of the happening of any event of the kind described in Article III, Section
         (a)(v)(D) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until the Holder receives copies of the supplemented or amended Prospectus contemplated by Article III, Section (a)(ix) hereof and receives notice that any post-effective amendment (if required) has become effective, and, if so directed by the Company, the Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

IV       Indemnification; Contribution.

         4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless the Holders, each Person, if any, who controls a Holder (within the meaning of Section 15 of the Securities Act) and the officers, directors, shareholders, partners, employees, agents and representatives of the Holders and each such controlling Person as follows:

                  (a) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of

                           (A) any untrue statement or alleged untrue statement
                  of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or

                           (B) the omission or alleged omission therefrom of a
                  material fact required to be stated therein or necessary to make the statements therein not misleading, or

                           (C) arising out of any untrue statement or alleged
                  untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or

                           (D) the omission or alleged omission therefrom of a
                  material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (b) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld or delayed; and

                  (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

         provided, however, that the indemnity provided pursuant to this Article IV, Section 4.1(c) does not apply to a Holder with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of

                  (x) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or

                  (y) the Holder's failure to deliver an amended or supplemental Prospectus, after having been provided copies of any such amended or supplemental Prospectus by the Company, if such loss, liability, claim, damage, judgment or expense would not have arisen had such delivery occurred.

         4.2 Indemnification by Holder. Each Holder agrees, jointly and severally, to indemnify and hold harmless the Company and the other selling holders of securities, and each of their respective directors and officers (including each director and officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company or any other selling holder of securities within the meaning of Section 15 of the Securities Act, under the same circumstances and to the same extent as the indemnity contained in Section 4.1(a) hereof (except that any settlement described in Section 4.1(a)(B) shall be effected with the written consent of the Holder, which consent shall not be unreasonably withheld or delayed), but only insofar as such loss, liability, claim, damage, judgment or expense arises out of or is based upon any untrue statement or omission, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in such Registration

Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto). In no event shall a Holder be liable or responsible for any amount in excess of the amount of the proceeds received by the Holder upon its sale of securities giving rise to such indemnification obligation hereunder less all amounts previously paid by the Holder, if any, pursuant to this Section 4.2.

         4.3 Conduct of Indemnification Proceedings. (i) Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party

                           (A) shall not relieve it from any liability which it
                  may have under the indemnity agreement provided in Section 4.1 or 4.2 above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses and

                           (B) shall not, in any event, relieve the indemnifying
                  party from any obligations to any indemnified party other than the indemnification obligation provided under Section 4.1 or
                  4.2 above.

                  (ii) If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified parties defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if (A) the indemnifying party shall have failed so to assume the defense of such action and employ such counsel, or (B) such indemnified party or parties reasonably determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to one separate counsel (in addition to one local counsel if the action is maintained outside of New York) at the indemnifying party's or parties' expense. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this Section 4(c), such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

                  (iii)(A) If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to Section 4.3(ii), such indemnifying party's counsel shall be entitled to conduct such indemnifying party's defense, and counsel for the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible.

                           (B) If an indemnifying party is not so entitled to
                  assume the defense of such action or does not assume such defense, after having received the notice referred to in
                  Section 4.1(c), the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties (in addition to one local counsel if the action is maintained outside of New York) as incurred.

                           (C) In such event, however, no indemnifying party
                  will be liable for any settlement effected without the written consent of such indemnifying party, which consent may not be unreasonably withheld or delayed.

         4.4 Contribution.

                  (i) (A) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 4 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and each selling Holder shall contribute to the aggregate losses, liabilities, claims, damages, judgments and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the Holder on the other, as well as any other relevant equitable consideration, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

                           (B) (I) The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate.

                                    (II) The relative fault of the indemnifying
                           party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

                  (ii) (A) The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 4.4(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 4.4(i).

                           (B) Notwithstanding the provisions of this Section
                  4.4, a Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder would otherwise have been required to pay by reason of such untrue statement or omission.

                  (iii) Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (iv) For purposes of this Section 4.4, each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act and directors, officers, stockholders, partners, employees, agents and representatives of the Holder and of each controlling Person of such Holder shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

V        Filing of Exchange Act Reports; Rule 144 Sales

         5.1 The Company covenants that it will file the reports required to be filed by the Company under the Securities Act and the Exchange Act so as to enable the Holders to sell Securities pursuant to Rule 144.

         5.2 In connection with any sale, transfer or other disposition by a Holder of any Securities pursuant to Rule 144, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Securities to be for such number of shares and registered in such names as the Holder may reasonably request at least two business days prior to any sale of Securities.

VI       Miscellaneous.

         6.1 Amendments and Waivers. (i) The provisions of this Agreement, including the provisions of this Section 6.1(i), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders; provided, however, that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Articles 2, 4 or 5 hereof shall be effective as against a Holder unless consented to in writing by the Holder.

                  (ii) Notice of any amendment, modification or supplement to this Agreement adopted in accordance with this Section 6.1 shall be provided by the Company to the Holders at least thirty (30) days prior to the effective date of such amendment, modification or supplement.

         6.2 Notices. (i) All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery addressed and delivered or telecopied in the case of notice to the Holder to the following address and telecopy number:

                           Carlyle Group
                           1001 Pennsylvania Avenue, N.W.
                           Suite 220 South
                           Washington, D.C.  20004-2505
                           Attention:        Gary Block
                           Telecopier No.:   (202) 639-9389

with a copy to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, NY 10017
                           Attention:  Thomas Bell
                           Telecopier No.: (212) 455-2500

and addressed and delivered or telecopied in the case of a notice to the Company to the following address and telecopy number:

                           Lawrence Feldman
                           c/o Feldman Equities
                           120 West 45th Street
                           New York, New York  10036-4003
                           Phone:     (212) 768-9010
                           Telecopy:  (212) 768-9479
with a copy to:

                           Battle Fowler LLP
                           75 East 55th Street
                           New York, New York  10022
                           Attention:  Steven L. Lichtenfeld, Esq.
                           Phone:      (212) 856-6996
                           Telecopy:   (212) 856-7823

                  (ii) All such notices and communications shall be deemed to have been duly given:

                           (A) at the time delivered by hand, if personally
                  delivered;

                           (B) three (3) business days after being deposited in
                  the mail, postage prepaid, if mailed;

                           (C) when answered back, if telexed;

                           (D) when receipt is acknowledged, if telecopied; or

                           (E) at the time delivered, if delivered by an air
                  courier guaranteeing overnight delivery.

         6.3 Successors, Assigns and Transferees. (i) This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holder.

                  (ii) If any successor, assignee or transferee of the Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

                  (iii) The term "successor, assignee or transferee of a Holder" shall include any Person that acquires Registrable Securities by operation of law, including upon the merger or consolidation, liquidation or dissolution of the Holder.

         6.4 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         6.5 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         6.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

         6.7 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

         6.8 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         6.9 The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights with respect to its securities to any Person that are inconsistent with the rights granted to the Holders in this Agreement. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the Holders of the Company's securities under any agreement in effect on the date hereof.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.

Address:

120 West 45th Street                TOWER REALTY TRUST, INC.
New York, New York 10036-4003



                                    By:____________________________
                                       Name:  Lawrence H. Feldman
                                       Title: Chairman, Chief Executive
                                              Officer and President



120 West 45th Street                TOWER REALTY OPERATING
New York, New York  10036-4003      PARTNERSHIP, L.P.



                                    By: Tower Realty Trust, Inc., its general
                                        partner



                                    By:____________________________
                                       Name:
                                       Title:

Address:                            HOLDERS:

c/o Carlyle Group                   CARLYLE REALTY PARTNERS, L.P.,
1001 Pennsylvania Avenue, N.W.
Suite 220 South                     By: Carlyle Realty, L.P., its general partner
Washington, DC  20004-2505
                                    By: DBD Investors III, L.L.C., its general partner

                                    By:_____________________________________
                                    Name:
                                    Title:


c/o Carlyle Group                   CARLYLE REALTY QUALIFIED PARTNERS, L.P.,
1001 Pennsylvania Avenue, N.W.
Suite 220 South                     By: Carlyle Realty, L.P., its general partner
Washington, DC  20004-2505
                                    By: DBD Investors III, L.L.C., its general partner

                                    By:_____________________________________
                                    Name:
                                    Title:


c/o Carlyle Group                   CARLYLE REALTY PARTNERS SUNRISE L.P.,
1001 Pennsylvania Avenue, N.W.
Suite 220 South                     By: Carlyle Realty, L.P., its general partner
Washington, DC  20004-2505
                                    By: DBD Investors III, L.L.C., its general partner

                                    By:_____________________________________
                                    Name:
                                    Title:


c/o Carlyle Group                   CARLYLE REALTY COINVESTMENT, L.P.,
1001 Pennsylvania Avenue, N.W.
Suite 220 South                     By: Carlyle Realty, L.P., its general partner
Washington, DC  20004-2505
                                    By: DBD Investors III, L.L.C., its general partner

                                    By:_____________________________________
                                    Name:
                                    Title:

                                    EXHIBIT C

                                    EXHIBIT C
                                       TO
                            STOCK PURCHASE AGREEMENT

                                     FORM OF
                                LOCK-UP AGREEMENT

                                                             _____________, 1997



Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center
North Tower, 26th Floor
New York, New York  10128-1326

Dear Sirs,

         The undersigned and Tower Realty, Inc. (the "Company") are parties to a Purchase Agreement (the "Purchase Agreement"), dated as of September 19, 1997, pursuant to which the undersigned acquired [__________] shares (the "Shares") of Common Stock, par value $0.01 per share, of the Company. The undersigned understand that Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill Lynch") and certain other firms propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by Merrill Lynch and such other firms (the "Underwriters") of shares (the "IPO Shares") of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company and that the Underwriters propose to reoffer the IPO Shares to the public pursuant to a public offering (the "Offering"). Capitalized terms used but not otherwise defined in this letter agreement will have the meaning set forth in the Purchase Agreement.

         In consideration of the execution of the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby irrevocably agrees that without the prior written consent of Merrill Lynch, the undersigned will not (and, except as may be disclosed in the Purchase Agreement, will not announce or disclose any intention to) directly or indirectly sell, offer to sell, solicit an offer to buy, contract to sell, grant any option to purchase, or otherwise transfer or dispose (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition at any time in the future) of, any Shares, or any securities convertible into or exercisable or exchangeable for Shares for a period of twelve (12) months after the date hereof. Prior to the expiration of such period, the undersigned will not publicly announce or disclose any intention to do anything after the expiration of such period which the undersigned is prohibited, as provided in the preceding sentence, from doing during such period.

         The undersigned agrees that the provisions of this agreement shall also be binding upon the successors, assigns, heirs and personal representatives of the undersigned.

         This letter shall not prohibit any of the undersigned from (i) transferring the Shares to an Affiliate (as defined below) of that particular undersigned, provided such transferee agrees in writing to the transfer restrictions described above or (ii) pledging the Shares to any financial institution as collateral for a loan to which that particular undersigned is personally liable. As used herein, the term "Affiliate" shall mean any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with a specified Person.

         In furtherance of the foregoing, the Company and American Stock Transfer and Trust Company, its Transfer Agent, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this letter agreement.

                              Very truly yours,


                              CARLYLE REALTY PARTNERS, L.P.,

                              By: Carlyle Realty, L.P., its general partner

                              By: DBD Investors III, L.L.C., its general partner

                              By:______________________________________
                              Name:
                              Title:
                              Address:

                              CARLYLE REALTY QUALIFIED PARTNERS, L.P.,

                              By: Carlyle Realty, L.P., its general partner

                              By: DBD Investors III, L.L.C., its general partner

                              By:______________________________________
                              Name:
                              Title:
                              Address:

                              CARLYLE REALTY PARTNERS SUNRISE, L.P.,

                              By: Carlyle Realty, L.P., its general partner

                              By: DBD Investors III, L.L.C., its general partner

                              By:______________________________________
                              Name:
                              Title:
                              Address:

                              CARLYLE REALTY COINVESTMENT, L.P.,

                              By: Carlyle Realty, L.P., its general partner

                              By: DBD Investors III, L.L.C., its general partner

                              By:______________________________________
                              Name:
                              Title:
                              Address:



633079.3
                                                        -3-